May 7, 2010

Keith O`Connell, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Short-Term Income Fund, Inc. ("Registrant")
File Nos.: 333-136805/811-21919

Dear Mr. O`Connell:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 5 (the "Amendment") to the Registration Statement on Form N-1A. The purpose of the Amendment is to make material changes to the fund`s investment program that are intended to provide greater flexibility in responding to periods of inflation. The name of the Registrant will later be changed to T. Rowe Price Inflation Focused Bond Fund, Inc. once the necessary filings are made.

Section 1 and 3 of the prospectus will reflect revisions to the fund`s investment program and principal risks. The fund will continue to use Sections 2 (other than changes to reflect the new fund name) and 4 of its current prospectus that was filed via Edgar on September 29, 2009. Additionally, the Statement of Additional Information (the "SAI") is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the change to the fund`s name. All revisions to the prospectus and the SAI have been blacklined.

The filing is scheduled to go effective on July 6, 2010.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole
Brian R. Poole